UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2006-ALT1 TRUST

(Issuing Entity)

(Exact name of registrant as specified in its charter)

WACHOVIA MORTGAGE LOAN TRUST, LLC

(Depositor)

WACHOVIA BANK, NATIONAL ASSOCIATION

(Sponsor)

Delaware	333-130771	20-3168291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center 301 South College Street, NC5578 – Suite G Charlotte, North Carolina 28288-5578
(Address of principal executive office and Zip Code)

Registrant's telephone number, including area code (704) 715-8239.

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 6 – Asset-Backed Securities.

ITEM 6.01. ABS Informational and Computational Material.

ABS informational and computational material consisting of static pool information for the Originators with respect to the Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2006-ALT1 is provided on the following exhibits attached to this Form 8-K:

99.1 Static Pool Information regarding National City Mortgage Co.'s Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 29, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC,
as Depositor for the Trust

By: /s/ Robert J. Perret
Name: Robert J. Perret
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Static Pool Information regarding National City Mortgage Co.'s Mortgage Loans.

[8-K COMP MATERIALS]